SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Thomas R. Phillips, Esq.
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: May 31, 2015
Date of reporting period: May 31, 2015

1. Report to Shareowners

(Logo Omitted)

Amana Mutual Funds Trust

Annual Report

May 31, 2015	Income Fund AMANX | AMINX Growth Fund AMAGX | AMIGX Developing World Fund AMDWX | AMIDX

Performance Summary (as of June 30, 2015)

(unaudited)

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Amana Income Fund Investor Shares (AMANX)	2.18%	14.37%	13.75%	9.64%	1.15%
Amana Income Fund Institutional Shares (AMINX)	2.42%	n/a	n/a	n/a	0.90%
Amana Growth Fund Investor Shares (AMAGX)	7.00%	13.07%	13.37%	9.47%	1.10%
Amana Growth Fund Institutional Shares (AMIGX)	7.19%	n/a	n/a	n/a	0.87%
Amana Developing World Fund Investor Shares (AMDWX)	-9.72%	-0.27%	-0.13%	n/a	1.59%
Amana Developing World Fund Institutional Shares (AMIDX)	-9.43%	n/a	n/a	n/a	1.40%

Morningstar™ Ratings²	Overall	3 Year	5 Year	10 Year
Amana Income Fund — "Large Blend" Category
Investor Shares (AMANX)	★★★	★★	★★	★★★★★
Institutional Shares (AMINX)	☆☆☆	☆☆	☆☆	☆☆☆☆☆
Number of Funds in Category	1,380	1,380	1,225	854
Amana Growth Fund — "Large Growth" Category
Investor Shares (AMAGX)	★★★	★	★	★★★★★
Institutional Shares (AMIGX)	☆☆☆	☆	☆☆	☆☆☆☆☆
Number of Funds in Category	1,533	1,533	1,317	918
Amana Developing World Fund — "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	★★	★★	★★	n/a
Institutional Shares (AMIDX)	☆☆	☆☆	☆☆	n/a
Number of Funds in Category	549	549	351	n/a

Lipper Quintile Rankings³	1 Year	3 Year	5 Year	10 Year
Amana Income Fund — "Equity Income" Category
Investor Shares (AMANX)	3rd	2nd	4th	1st
Institutional Shares (AMINX)	3rd	n/a	n/a	n/a
Number of Funds in Category	493	358	282	175
Amana Growth Fund — "Multi-Cap Growth" Category
Investor Shares (AMAGX)	4th	5th	5th	2nd
Institutional Shares (AMIGX)	4th	n/a	n/a	n/a
Number of Funds in Category	566	481	409	276
Amana Developing World Fund — "Emerging Markets" Category
Investor Shares (AMDWX)	4th	5th	5th	n/a
Institutional Shares (AMIDX)	4th	n/a	n/a	n/a
Number of Funds in Category	781	543	343	156

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may increase risk.

Please consider an investment's objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus which is dated August 15, 2014, and incorporates results for the fiscal year ended May 31, 2014. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, the performance in this table represents the most recent calendar quarter-end performance rather than performance through the Funds' most recent fiscal period.

² Source: Morningstar June 30, 2015. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating metrics. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

³ Source: Lipper Inc., A Thomson Reuters Company, June 30, 2015. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are based on past performance with capital gains and dividends reinvested.

2	Annual Report May 31, 2015

Fellow Shareowners:

Equity markets again appreciated for Amana's fiscal year ended May 31, 2015. Total return for the S&P 500 Index was 11.81% and the broader Dow Jones Islamic Market World Index was 6.36%. Smaller US companies performed comparably, with the Russell 2000 Index up 11.32% for the period. Foreign markets were more difficult, with the MSCI Emerging Markets Index flat at -0.01%.

Amana Growth Investor Shares returned a strong 12.66%, Amana Income Investor Shares returned 5.94%, while Amana Developing World Investor Shares declined -5.24% during the same period. Lower expenses allowed Institutional Shares to post better returns: Amana Growth 12.88%, Amana Income 6.22%, and Amana Developing World -4.96%.

The Amana Funds follow Islamic principles, which preclude most investments in the banking and financial sectors. We favor companies with low debt levels and strong balance sheets.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the recognition that Amana has received for superlative long-term performance is so important to our shareowners.

As of May 31, 2015, Amana Income and Amana Growth maintained high long-term rankings in their respective mutual fund categories. Amana Income Investor Shares ranked #3 (out of 180 similar funds) in Lipper's Equity Income category for 10-year performance. Amana Growth Investor Shares ranked #82 (out of 279 similar funds) in the Multi-Cap Growth category for 10-year performance.

Also as of May 31, 2015, Morningstar's analysts rank both Amana Income and Amana Growth with "Silver Shield" Analyst Ratings. The Analyst Ratings evaluate mutual funds based on five key pillars that Morningstar believes indicate funds that are more likely to outperform over the long term on a risk-adjusted basis. Please refer to the preceding page and following page for Amana's June 30 and May 31 longer-term performance data, respectively.

Institutional Shares

Amana's shareowners approved its reorganization into a Delaware trust, allowing the introduction of Institutional Shares for all three Funds on September 25, 2013. Without 12b-1 distribution expenses and related services, lower-cost Institutional Shares are recommended to all shareowners who meet the requirements. During the past year, the Trust's total number of Investor shares declined while the number of Institutional shares outstanding grew sharply. By May 31, 2015, assets in Amana's Institutional shares totaled more than $331 million.

Going Forward

The US economy leads the world: unemployment has declined, incomes are rising, tax receipts are strong, and consumer spending is up. The strong US currency is attracting money from around a worried world. Consumer confidence has recovered, and low interest rates are boosting auto sales and housing. The growth in government spending has slowed. Corporate earnings for 2015 are still improving over a healthy 2014.

The future is always different from the past, and we vigilantly watch for significant changes in major trends. Inflation, for example, looks to be dead for years to come. After a fifty-year expansion built on ever-increasing credit, we welcome deleveraging by governments and consumers. Commodity prices are at the lowest level in more than a dozen years, and recently oil has fallen by more than half. More efficient, web-based organizations are deflationary, meaning the internet's main effect on business is broadly lower prices and less need for employment. Yet, regardless of the trend, Amana will consistently invest in companies with histories of solid revenues, earnings, dividends, and balance sheets. Our focus on low-debt investing means higher interest rates, which are beginning to rise, will have less impact on our portfolios.

Lower Expenses

We watch expenses carefully and are pleased to again report declines in the annualized expense ratios of all three Funds. For the year, Amana Income Investor Shares report an expense ratio of 1.12%, Amana Growth Investor Shares 1.08%, and Amana Developing World Investor Shares 1.48%. Institutional shares save the 12b-1 distribution fee which results in significantly lower expense ratios. Amana Income Institutional Shares report an expense ratio of 0.87%, Amana Growth Institutional Shares 0.83%, and Amana Developing World Institutional Shares 1.18%.

Amana Mutual Funds embody basic principles of sound finance: good governance, transparency, fairness, and risk sharing. The Trustees are active, taking seriously their responsibilities to shareowners. For more information, please visit www.amanafunds.com or call 1-888-732-6262.

Respectfully,

(Photo Omitted)

Nicholas Kaiser,
President & Portfolio Manager

(Photo Omitted)

M. Yaqub Mirza,
Independent Board Chairman

Annual Report May 31, 2015	3

Performance Summary (as of May 31, 2015)

(unaudited)

Morningstar™ Ratings¹	Overall	3 Year	5 Year	10 Year
Amana Income Fund — "Large Blend" Category
Investor Shares (AMANX)	★★★	★★	★★	★★★★★
Institutional Shares (AMINX)	☆☆☆	☆☆	☆☆	☆☆☆☆☆
Number of Funds in Category	1,369	1,369	1,223	845
Amana Growth Fund — "Large Growth" Category
Investor Shares (AMAGX)	★★★	★	★★	★★★★★
Institutional Shares (AMIGX)	☆☆☆☆	☆☆	☆☆	☆☆☆☆☆
Number of Funds in Category	1,543	1,543	1,326	920
Amana Developing World Fund — "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	★★	★★	★★	n/a
Institutional Shares (AMIDX)	☆☆	☆☆	☆☆	n/a
Number of Funds in Category	550	550	350	n/a

Lipper Quintile Rankings²	1 Year	3 Year	5 Year	10 Year
Amana Income Fund — "Equity Income" Category
Investor Shares (AMANX)	4th	3rd	4th	1st
Institutional Shares (AMINX)	4th	n/a	n/a	n/a
Number of Funds in Category	503	365	291	180
Amana Growth Fund — "Multi-Cap Growth" Category
Investor Shares (AMAGX)	4th	5th	5th	2nd
Institutional Shares (AMIGX)	4th	n/a	n/a	n/a
Number of Funds in Category	571	493	424	279
Amana Developing World Fund — "Emerging Markets" Category
Investor Shares (AMDWX)	4th	5th	5th	n/a
Institutional Shares (AMIDX)	4th	n/a	n/a	n/a
Number of Funds in Category	779	543	342	153

Performance data quoted above represents past performance and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com.

¹ Source: Morningstar, May 31, 2015. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return™ measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating™ metrics. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

² Source: Lipper Inc., A Thomson Reuters Company, May 31, 2015. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Quintile Rankings are based on past performance with capital gains and dividends reinvested.

The Morningstar Analyst Rating is not a credit or risk rating. It is a subjective evaluation performed by the mutual fund analysts of Morningstar, Inc. Morningstar evaluates funds based on five key pillars, which are process, performance, people, parent, and price. Morningstar's analysts use this five-pillar evaluation to identify funds they believe are more likely to outperform over the long term on a risk-adjusted basis. Analysts consider quantitative and qualitative factors in their research, but the assessment of each pillar and how they are combined is driven by the analyst's overall assessment and overseen by Morningstar's Analyst Rating Committee. The approach serves not as a formula but as a framework to ensure consistency across Morningstar's global coverage universe.

The Analyst Rating scale ranges from Gold to Negative, with Gold being the highest rating and Negative being the lowest rating. A fund with a "Gold" rating distinguishes itself across the five pillars and has garnered the analysts' highest level of conviction. A fund with a "Silver" rating has notable advantages across several, but perhaps not all, of the five pillars — strengths that give the analysts a high level of conviction. A "Bronze"-rated fund has advantages that outweigh the disadvantages across the five pillars, with sufficient level of analyst conviction to warrant a positive rating. A fund with a "Neutral" rating isn't seriously flawed across the five pillars, nor does it distinguish itself very positively. A "Negative"-rated fund is flawed in at least one pillar, if not more, and is considered an inferior offering to its peers. Analyst Ratings are re-evaluated every 14 months. For more detailed information about Morningstar's Analyst Rating, including its methodology, please go to www.morningstar.com.

The Morningstar Analyst Rating should not be used as the sole basis in evaluating a mutual fund. Morningstar Analyst Ratings are based on Morningstar's current expectations about future events; therefore, in no way does Morningstar or Amana Mutual Funds represent ratings as a guarantee, nor should they be viewed by an investor as such. Morningstar Analyst Ratings involve unknown risks and uncertainties, which may cause Morningstar's expectations not to occur or to differ significantly from what was expected.

4	Annual Report May 31, 2015

Amana Income Fund: Performance Summary

(unaudited)

Average Annual Returns (as of May 31, 2015)

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMANX)	5.94%	13.48%	10.05%	1.15%
Institutional Shares (AMINX)²	6.22%	n/a	n/a	0.90%
S&P 500 Index	11.81%	16.52%	8.12%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2005, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $26,063 versus $21,830 in the Index. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated August 15, 2014, and incorporates results for the fiscal year ended May 31, 2014. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

² Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Eli Lilly	3.2%	Large Pharma	17.1%	█
Illinois Tool Works	3.1%	Household Products	7.8%	█
Novartis ADS	3.1%	Basic & Diversified Chemicals	6.1%	█
PPG Industries	3.0%	Specialty Chemicals	6.0%	█
Carlisle	3.0%	Packaged Food	5.8%	█
Microsoft	2.8%	Semiconductor Devices	4.3%	█
Bristol-Myers Squibb	2.8%	Industrial Machinery	3.1%	█
Pfizer	2.8%	Non Wood Building Materials	3.0%	█
Honeywell International	2.8%	Infrastructure Software	2.8%	█
3M	2.8%	Commercial & Residential Building Equipment & Systems	2.8%	█
		Containers & Packaging	2.8%	█
		Measurement Instruments	2.6%	█
		Apparel, Footwear & Accessory Design	2.6%	█
		Semiconductor Manufacturing	2.4%	█
		Automotive Wholesalers	2.4%	█
		Industrial Distribution & Rental	2.4%	█
		Flow Control Equipment	2.2%	█
		Beverages	2.2%	█
		Rail Freight	2.1%	█
		Auto Parts	2.1%	█
		Other industries < 2.1%	15.0%	█
		Cash and equivalents	2.4%	█

Annual Report May 31, 2015	5

Amana Income Fund: Discussion of Fund Performance

Fiscal Year 2015

For the fiscal year ended May 31, 2015, the Amana Income Fund Investor shares returned 5.94% (versus 18.82% the year before). Reflecting a lower expense structure, Amana Income Fund Institutional shares returned 6.22% for the year. The broad S&P 500 Index returned 11.81%, and the large-cap Russell 1000 Value Index returned 9.03%.

Amana Income Investor shares paid qualified income dividends totaling 60¢ per share, and the Institutional shares paid 73¢ per share in qualified income dividends. Careful attention to expenses brought the expense ratio for Investor shares down to 1.12% from 1.14%. The reduced-expense goal for the Institutional shares was achieved with a 0.87% ratio down from 0.90%. Redemptions exceeded purchases for the year, and Fund total net assets decreased -6.21% during fiscal 2015.

For the 10 years ended May 31, 2015, the Investor shares provided an annualized total return of 10.05%. This ranked third of the 180 funds surviving in its Lipper "Equity Income" Category peer group. Also for the 10 years ended May 31, 2015, the Investor shares ranked fourteenth of the 845 funds surviving in Morningstar's "Large Blend" Category peer group, earning an above-average 5-star performance ranking.

Factors Affecting Past Performance

During the year, markets appreciated in response to monetary stimulus. Amana Income Fund follows a conservative investing strategy that has served investors well over the years, buying only dividend-paying equity securities, focusing on financially strong companies. Avoiding leveraged and financial stocks and all bonds penalized the Fund during the year, as they continued to do well due to the "financial engineering" of the Federal Reserve and other central banks. We also suffered from positions in the energy and materials sectors, as commodity prices again fell around the world. The drop in oil prices that began last fall has been especially dramatic. We maintained a low level of cash reserves, usually less than 3%.

Our portfolio of well-established equities has more than 5% in each of the industries Large Pharmaceuticals, Household Products Manufacturing, Chemicals, and Food Manufacturing. Our five largest individual security holdings — Eli Lilly, Illinois Tool Works, Novartis ADS, PPG Industries, and Carlisle — boosted our results with an average 19.32% return.

The choppy economic environment outside the United States hurt our performance, causing us to reduce our foreign exposures. We liquidated all our telecom positions, as their highly competitive industry makes future profit growth difficult. As the predicted profits in the energy industry decline, we eliminated several oil and gas companies from the portfolio.

Looking Forward

The US GDP declined during first quarter of 2015, with only small improvements forecasted. As the US economy moves ahead on marginally higher employment and consumption, the Federal Reserve can reduce its stimulation measures and predict slowly increasing interest rates. Financial institutions are cutting global growth estimates for the year, as global indicators of economic activity — investment, employment, and manufacturing — show modest improvement.

Europe, with high unemployment, continues in economic difficulty. A Greek drama has played for too long, as the world observes the damage excessive debt brings to society. The European Union and its related institutions are now challenged with both political and economic uncertainties. China's growth is clearing slowly, which impacts the rest of Asia.

Record-low interest rates, even negative at times, have stimulated financial and real estate markets around the globe. Should rates materially increase, we don't believe that much of the world will avoid asset price declines. Although the US bull market is in its seventh year, we think its underpinnings are far stronger than, say, overly exuberant China.

In the US capitol, we see the Democratic administration and Republican congress working together better than many predicted. While reasonable solutions to America's unfunded entitlements and poor education system exist, they seem impossible to implement. Gradually raising the age for retirement and related senior benefits, such as Medicare and government pensions, will eventually be necessary to reverse the threatening downward spiral. Meanwhile, tough lessons can be observed from abject failures in places like Puerto Rico, Iraq, Libya, and Detroit.

Amana Income Fund selects its portfolio from financially strong, Islamically acceptable, dividend-paying securities judged likely to appreciate. Many of our securities regularly increase their dividend payout rates, to the point where the portfolio has a yield of 2.46% (before operating expenses). We look for above-average earnings growth in our businesses to improve both the Fund's dividend and price growth long-term.

6	Annual Report May 31, 2015

Amana Income Fund: Schedule of Investments

Common Stocks — 97.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Publishing & Broadcasting
Pearson ADS	300,000	$4,106,896	$6,039,000	0.4%

		4,106,896	6,039,000	0.4%

Consumer Discretionary

Apparel, Footwear & Accessory Design
Nike	380,000	12,158,122	38,634,600	2.6%

Auto Parts
Johnson Controls	600,000	17,273,567	31,212,000	2.1%

Automotive Wholesalers
Genuine Parts	400,000	15,835,680	36,188,000	2.4%

Home Improvement
Stanley Black & Decker	100,000	6,793,209	10,244,000	0.6%

		52,060,578	116,278,600	7.7%

Consumer Staples

Beverages
PepsiCo	340,000	21,040,203	32,786,200	2.2%

Household Products
Colgate-Palmolive	600,000	21,167,901	40,074,000	2.6%
Kimberly-Clark	300,000	18,575,746	32,658,000	2.2%
Procter & Gamble	400,000	23,489,880	31,356,000	2.1%
Unilever ADS	325,000	8,850,327	14,348,750	0.9%
		72,083,854	118,436,750	7.8%

Packaged Food
General Mills	600,000	19,156,589	33,690,000	2.2%
JM Smucker	250,000	13,340,013	29,637,500	2.0%
McCormick & Co	300,000	14,110,805	23,550,000	1.6%
		46,607,407	86,877,500	5.8%

		139,731,464	238,100,450	15.8%

Energy

Exploration & Production
ConocoPhillips	330,000	13,482,952	21,014,400	1.4%

Integrated Oils
Exxon Mobil	350,000	23,656,109	29,820,000	2.0%

Refining & Marketing
Phillips 66	210,000	6,845,517	16,615,200	1.1%

		43,984,578	67,449,600	4.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2015	7

Amana Income Fund: Schedule of Investments

Common Stocks — 97.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Health Care

Health Care Supplies
Becton, Dickinson & Co.	150,000	$10,590,690	$21,076,500	1.4%

Large Pharma
AbbVie	350,000	9,148,094	23,306,500	1.5%
Bristol-Myers Squibb	650,000	15,185,381	41,990,000	2.8%
Eli Lilly	620,000	22,314,728	48,918,000	3.2%
GlaxoSmithKline ADS	500,000	18,621,599	22,185,000	1.5%
Johnson & Johnson	331,500	22,804,119	33,196,410	2.2%
Novartis ADS	450,000	22,518,080	46,228,500	3.1%
Pfizer	1,200,000	22,076,629	41,700,000	2.8%
		132,668,630	257,524,410	17.1%

Life Science Equipment
Abbott Laboratories	350,000	8,392,885	17,010,000	1.1%

Medical Devices
Halyard Health¹	37,500	805,646	1,553,250	0.1%

		152,457,851	297,164,160	19.7%

Industrials

Aircraft & Parts
United Technologies	250,000	14,326,612	29,292,500	1.9%

Commercial & Residential Building Equipment & Systems
Honeywell International	400,000	17,421,205	41,680,000	2.8%

Courier Services
United Parcel Service	300,000	19,152,084	29,766,000	2.0%

Flow Control Equipment
Parker Hannifin	275,000	12,527,667	33,118,250	2.2%

Industrial Automation Controls
Emerson Electric	450,000	20,934,219	27,139,500	1.8%

Industrial Distribution & Rental
W.W. Grainger	150,000	14,706,937	36,049,500	2.4%

Industrial Machinery
Illinois Tool Works	500,000	23,226,178	46,915,000	3.1%

Measurement Instruments
Rockwell Automation	325,000	15,208,967	39,939,250	2.6%

Rail Freight
Canadian National Railway	534,000	12,727,273	31,698,240	2.1%

		150,231,142	315,598,240	20.9%

Continued on next page.

8	Annual Report May 31, 2015	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments

Common Stocks — 97.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	250,000	$8,113,615	$7,870,000	0.5%

Basic & Diversified Chemicals
Air Products & Chemicals	250,000	16,422,819	36,690,000	2.4%
BASF ADR	130,000	4,723,985	12,062,700	0.8%
Methanex	300,000	5,849,587	16,647,000	1.1%
Praxair	220,000	16,103,769	27,029,200	1.8%
		43,100,160	92,428,900	6.1%

Containers & Packaging
3M	260,000	19,087,244	41,360,800	2.8%

Non Wood Building Materials
Carlisle	460,000	14,269,102	45,609,000	3.0%

Specialty Chemicals
E.I. du Pont de Nemours	500,000	23,186,120	35,505,000	2.4%
PPG Industries	200,000	13,211,578	45,778,000	3.0%
RPM International	180,000	3,642,493	9,005,400	0.6%
		40,040,191	90,288,400	6.0%

		124,610,312	277,557,100	18.4%

Technology

Infrastructure Software
Microsoft	900,000	21,325,615	42,174,000	2.8%

Semiconductor Devices
Intel	1,000,000	18,997,605	34,460,000	2.3%
Microchip Technology	600,000	17,526,721	29,478,000	2.0%
		36,524,326	63,938,000	4.3%

Semiconductor Manufacturing
Taiwan Semiconductor ADS	1,500,000	16,043,323	36,420,000	2.4%

		73,893,264	142,532,000	9.5%

Utilities

Utility Networks
National Fuel Gas	170,000	7,593,521	10,922,500	0.7%

		7,593,521	10,922,500	0.7%

Total investments		$748,669,606	1,471,641,650	97.6%
Other assets (net of liabilities)			36,756,455	2.4%
Total net assets			$1,508,398,105	100.0%
¹ Non-income producing security ADS: American Depositary Shares ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2015	9

Amana Income Fund

Statement of Assets and Liabilities
As of May 31, 2015

Assets
Investments in securities, at value (Cost $748,669,606)	$1,471,641,650
Cash	25,263,015
Receivable for security sales	10,110,694
Dividends and income	5,279,094
Receivable for Fund shares sold	344,772
Insurance reserve premium	2,528
Total assets	1,512,641,753
Liabilities
Payable for Fund shares redeemed	2,371,607
Payable to affiliates	1,125,714
Accrued expenses	328,362
Distributions payable	314,925
Accrued distribution fee	103,040
Total liabilities	4,243,648
Net Assets	$1,508,398,105

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$754,392,782
Undistributed net investment income	16,118
Accumulated net realized gain	31,017,161
Unrealized net appreciation on investments	722,972,044
Net assets applicable to Fund shares outstanding	$1,508,398,105

Net asset value per Investor Share	AMANX
Net assets, at value	$1,357,566,777
Shares outstanding	28,875,545
Net asset value, offering and redemption price per share	$47.01

Net asset value per Institutional Share	AMINX
Net assets, at value	$150,831,328
Shares outstanding	3,211,114
Net asset value, offering and redemption price per share	$46.97

Statement of Operations
Year ended May 31, 2015

Investment income
Dividends (net of foreign taxes of $1,162,445)	$37,639,148
Miscellaneous income	1,050
Gross investment income	37,640,198
Expenses
Investment adviser fees	13,264,582
Distribution fees — Investor Shares	3,666,354
Printing and postage	237,089
Custodian fees	77,317
Professional fees	62,940
Chief Compliance Officer expenses	47,415
Filing and registration fees	43,996
Trustee fees	40,231
Retirement plan custodial fees
Investor Shares	38,296
Institutional Shares	1,238
Shareowner servicing fees
Investor Shares	38,569
Institutional Shares	463
Other expenses	34,495
Total gross expenses	17,552,985
Less custodian fee credits	(77,317)
Net expenses	17,475,668
Net investment income	$20,164,530

Net realized gain from investments and foreign currency	$41,494,457
Net increase in unrealized appreciation on investments	29,429,116
Net gain on investments	$70,923,573

Net increase in net assets resulting from operations	$91,088,103

10	Annual Report May 31, 2015	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2015	Year ended May 31, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$20,164,530	$26,529,675
Net realized gain on investments	41,494,457	8,304,179
Net increase in unrealized appreciation	29,429,116	229,384,503
Net increase in net assets	91,088,103	264,218,357
Distributions to shareowners from
Net investment income
Investor Shares	(18,048,444)	(25,226,313)
Institutional Shares	(2,094,316)	(1,397,744)
Capital gains distribution
Investor Shares	(12,769,618)	-
Institutional Shares	(1,056,932)	-
Total distributions	(33,969,310)	(26,624,057)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	200,414,957	268,543,466
Institutional Shares	87,738,058	92,811,636
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	30,305,935	24,345,812
Institutional Shares	2,952,025	1,384,890
Cost of shares redeemed
Investor Shares	(451,461,099)	(434,249,928)
Institutional Shares	(26,945,842)	(15,615,718)
Net decrease in net assets	(156,995,966)	(62,779,842)
Total increase (decrease) in net assets	(99,877,173)	174,814,458

Net assets
Beginning of year	1,608,275,278	1,433,460,820
End of year	1,508,398,105	1,608,275,278

Undistributed net investment income (loss)	$16,118	$(288)

Shares of the Fund sold and redeemed
Investor Shares (AMANX)
Number of shares sold	4,324,363	6,435,553
Number of shares issued in reinvestment of dividends and distributions	648,325	545,910
Number of shares redeemed	(9,721,001)	(10,310,128)
Net decrease in number of shares outstanding	(4,748,313)	(3,328,665)

Institutional Shares (AMINX)
Number of shares sold	1,875,703	2,178,895
Number of shares issued in reinvestment of dividends and distributions	63,184	31,025
Number of shares redeemed	(577,639)	(360,054)
Net increase in number of shares outstanding	1,361,248	1,849,866

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2015	11

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2015	2014	2013	2012	2011
Net asset value at beginning of year	$45.34	$38.79	$31.77	$33.91	$27.28
Income from investment operations
Net investment income	0.58¹	0.72¹	0.58	0.49	0.44
Net gains (losses) on securities (both realized and unrealized)	2.10	6.56	7.03	(1.98)	6.63
Total from investment operations	2.68	7.28	7.61	(1.49)	7.07
Less distributions
Dividends (from net investment income)	(0.60)	(0.73)	(0.58)	(0.49)	(0.44)
Distributions (from capital gains)	(0.41)	-	(0.01)	(0.17)	-
Total distributions	(1.01)	(0.73)	(0.59)	(0.66)	(0.44)
Paid-in capital from early redemption fees	n/a	n/a	0.00²	0.01	0.00²

Net asset value at end of year	$47.01	$45.34	$38.79	$31.77	$33.91

Total Return	5.94%	18.82%	24.08%	(4.36)%	25.97%

Ratios / supplemental data
Net assets ($000), end of year	$1,357,567	$1,524,471	$1,433,461	$1,296,998	$1,399,997
Ratio of expenses to average net assets
Before custodian fee credits	1.13%	1.15%	1.19%	1.20%	1.21%
After custodian fee credits	1.12%	1.14%	1.18%	1.20%	1.20%
Ratio of net investment income after custodian fee credits to average net assets	1.26%	1.71%	1.58%	1.52%	1.47%
Portfolio turnover rate	0%	1%	1%	3%	3%

Institutional Shares (AMINX)	Year ended	Period ended³
Selected data per share of outstanding capital stock throughout each year:	May 31, 2015	May 31, 2014
Net asset value at beginning of year	$45.30	$40.66
Income from investment operations
Net investment income	0.72¹	0.69¹
Net gains on securities (both realized and unrealized)	2.09	4.79
Total from investment operations	2.81	5.48
Less distributions
Dividends (from net investment income)	(0.73)	(0.84)
Distributions (from capital gains)	(0.41)	-
Total distributions	(1.14)	(0.84)

Net asset value at end of year	$46.97	$45.30

Total Return	6.22%	13.53%[4]

Ratios / supplemental data
Net assets ($000), end of year	$150,831	$83,805
Ratio of expenses to average net assets
Before custodian fee credits	0.88%	0.90%[5]
After custodian fee credits	0.87%	0.90%[5]
Ratio of net investment income after custodian fee credits to average net assets	1.54%	2.32%[5]
Portfolio turnover rate	0%	1%

¹ Calculated using average shares outstanding
² Amount is less than $0.01
³ Operations commenced on 09/25/2013
4 Not Annualized
5 Annualized

12	Annual Report May 31, 2015	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Performance Summary

(unaudited)

Average Annual Returns (as of May 31, 2015)

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMAGX)	12.66%	12.84%	9.73%	1.10%
Institutional Shares (AMIGX)²	12.88%	n/a	n/a	0.87%
S&P 500 Index	11.81%	16.52%	8.12%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2005, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $25,318 versus $21,830 in the Index. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated August 15, 2014, and incorporates results for the fiscal year ended May 31, 2014. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The primary objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Adobe Systems	4.5%	Large Pharma	10.9%	█
Apple	4.4%	Application Software	9.8%	█
Amgen	4.1%	Communications Equipment	8.8%	█
Intuit	3.9%	Household Products	7.8%	█
Akamai Technologies	3.7%	Semiconductor Devices	5.3%	█
Church & Dwight	3.3%	Biotech	5.2%	█
Novo Nordisk ADS	3.0%	Infrastructure Software	5.1%	█
Cisco Systems	2.9%	Rail Freight	5.0%	█
PepsiCo	2.8%	Semiconductor Manufacturing	3.6%	█
Express Scripts Holding	2.8%	Beverages	2.8%	█
		Health Care Supply Chain	2.8%	█
		Home Products Stores	2.7%	█
		Measurement Instruments	2.7%	█
		Specialty Apparel Stores	2.5%	█
		Courier Services	2.4%	█
		Other industries < 2%	19.1%	█
		Cash and equivalents	3.5%	█

Annual Report May 31, 2015	13

Amana Growth Fund: Discussion of Fund Performance

Fiscal Year 2015

For the fiscal year ended May 31, 2015, Amana Growth Fund Investor shares total return was 12.66% (versus 18.12% the year before). The broad-based S&P 500 Index returned a lower 11.81%, and the large-cap Russell 1000 Growth Index returned 14.73%. Reflecting a lower expense structure, Amana Growth Fund Institutional shares returned 12.88% for the year.

While income is not an investment objective, the Fund paid another qualified income dividend (13¢ per Investor share and 18¢ per Institutional share). Continuing attention to operating expenses meant the net expense ratio of Amana Growth Investor shares improved again to 1.08% versus 1.09% for the year before. The reduced-expense goal for the Institutional shares was achieved with a 0.83% ratio down from 0.87% (annualized). Fund total net assets increased 3.38% during fiscal 2015, which helped to lower the expense ratio.

For the ten years ended May 31, 2015, Amana Growth Investor shares provided an annualized total return of 9.73%. This ranked 82nd of the 279 funds surviving in its Lipper "Multi-Cap Growth" Category peer group. Also for the 10 years ended May 31, 2015, the Investor shares ranked in the top 20% of the 920 funds surviving in Morningstar's "Large Growth" Category peer group, earning an above-average 5-star performance ranking.

Factors Affecting Past Performance

During the year, markets appreciated in response to monetary stimulus. Amana Growth Fund follows a value investing strategy that has served investors well over the years, buying equities of financially strong companies evidencing solid earnings growth. Avoiding leveraged and financial stocks and all bonds penalized the Fund during the year, as they continued to do well due to the "financial engineering" of the Federal Reserve and other central banks. We also suffered from positions in the energy and materials sectors, as commodity prices again fell around the world. The drop in oil prices that began last fall has been especially dramatic. We maintained a low level of cash reserves, usually less than 4%.

Amana Growth's largest industry is Large Pharmaceuticals, where our best gainers were Eli Lilly (+35.72%) and Novo Nordisk ADS (+35.61%). Our next largest industry is Application Software, where Intuit led with a 32.76% gain. Our third largest industry is Communications Equipment, where our long time favorite Apple appreciated an outstanding 46.59%. Technology was again our largest sector, and a number companies — such as Akamai Technologies, ASML, Adobe (our largest position), Cisco, and Taiwan Semiconductor — also gained significantly.

Based on our team's evaluation of their market prospects, we closed our positions in Amgen, Cenovus, Crane, Humana, John Wiley & Sons, Monster Beverage, and PetSmart.

Looking Forward

The US GDP declined during first quarter of 2015, with only small improvements forecasted. As the US economy moves ahead on higher employment and consumption, the Federal Reserve can reduce its stimulation measures and predicts slowly increasing interest rates. Global indicators of economic activity — investment, employment, and manufacturing — show modest improvement.

Europe, with high unemployment, continues in economic difficulty. A Greek drama has played for too long, as the world observes the damage excessive debt brings to society. The European Union and its related institutions are now challenged with both political and economic uncertainties. China's growth is clearly slowing, which impacts the rest of Asia.

Record-low interest rates, even negative at times, have stimulated financial and real estate markets around the globe. Should rates materially increase, we don't believe that much of the world will avoid asset price declines. Although the US bull market is in its seventh year, we think its underpinnings are far stronger than, say, overly exuberant China.

In the US capitol, we see the Democratic administration and Republican congress working together better than many predicted. While reasonable solutions to America's unfunded entitlements and poor education system exist, they seem impossible to implement. Gradually raising the age for retirement and related senior benefits, such as Medicare and government pensions, will eventually be necessary to reverse the threatening downward spiral. Meanwhile, tough lessons can be observed from abject failures in places like Puerto Rico, Iraq, Libya, and Detroit.

Amana Growth Fund selects its portfolio from financially strong, Islamically acceptable, growth securities judged likely to appreciate. We look for above-average earnings growth in the Fund's investments to improve the Fund's price long-term.

14	Annual Report May 31, 2015

Amana Growth Fund: Schedule of Investments

Common Stocks — 96.5%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media
Google, Class A¹	65,000	$16,057,728	$35,445,800	1.7%

		16,057,728	35,445,800	1.7%

Consumer Discretionary

Auto Parts
Gentex	1,400,000	14,110,974	24,052,000	1.2%

Automotive Wholesalers
Genuine Parts	100,000	4,521,739	9,047,000	0.4%

Home & Office Product Wholesalers
Fastenal	800,000	20,471,439	33,208,000	1.6%

Home Products Stores
Lowe's	790,000	18,730,150	55,284,200	2.7%

Recreational Vehicles
Polaris Industries	8,945	1,323,624	1,279,582	0.1%

Specialty Apparel Stores
TJX Companies	800,000	17,044,660	51,504,000	2.5%

		76,202,586	174,374,782	8.5%

Consumer Staples

Beverages
PepsiCo	600,000	36,524,584	57,858,000	2.8%

Household Products
Church & Dwight	800,000	31,059,800	67,176,000	3.3%
Clorox	333,000	19,170,128	35,850,780	1.8%
Estee Lauder	640,000	26,422,283	55,955,200	2.7%
		76,652,211	158,981,980	7.8%

		113,176,795	216,839,980	10.6%

Health Care

Biotech
Amgen	532,440	29,303,222	83,199,075	4.1%
Celgene¹	200,000	7,547,036	22,888,000	1.1%
		36,850,258	106,087,075	5.2%

Health Care Services
VCA Antech¹	620,000	17,290,742	32,525,200	1.6%

Health Care Supply Chain
Express Scripts Holding¹	650,000	22,597,762	56,641,000	2.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2015	15

Amana Growth Fund: Schedule of Investments

Common Stocks — 96.5%	Number of Shares	Cost	Market Value	Percentage of Assets

Health Care (continued)

Large Pharma
Eli Lilly	650,000	$23,224,550	$51,285,000	2.5%
Johnson & Johnson	546,000	33,179,299	54,676,440	2.7%
Novartis ADS	550,000	24,515,428	56,501,500	2.7%
Novo Nordisk ADS	1,100,000	10,428,308	62,128,000	3.0%
		91,347,585	224,590,940	10.9%

Life Science Equipment
Agilent Technologies	900,000	16,302,137	37,071,000	1.8%

Medical Devices
Stryker	300,000	15,657,168	28,839,000	1.4%

Medical Equipment
Dentsply International	375,000	11,987,990	19,513,125	0.9%

		212,033,642	505,267,340	24.6%

Industrials

Building Sub Contractors
EMCOR Group	700,000	14,885,660	31,759,000	1.5%

Courier Services
United Parcel Service	500,000	33,511,923	49,610,000	2.4%

Industrial Machinery
Regal-Beloit	245,000	13,378,810	19,156,550	0.9%

Measurement Instruments
Keysight Technologies¹	450,000	6,495,281	14,787,000	0.7%
Trimble Navigation¹	1,700,000	20,463,059	39,848,000	2.0%
		26,958,340	54,635,000	2.7%

Metalworking Machinery
Lincoln Electric	500,000	13,126,984	33,605,000	1.6%

Rail Freight
Norfolk Southern	500,000	26,797,903	46,000,000	2.3%
Union Pacific	552,654	30,102,567	55,768,315	2.7%
		56,900,470	101,768,315	5.0%

		158,762,187	290,533,865	14.1%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	900,000	20,854,762	28,332,000	1.4%

		20,854,762	28,332,000	1.4%

Continued on next page.

16	Annual Report May 31, 2015	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Schedule of Investments

Common Stocks — 96.5%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology

Application Software
Adobe Systems¹	1,181,740	$36,045,155	$93,463,817	4.5%
Intuit	764,000	24,486,129	79,570,600	3.9%
SAP ADS	386,379	24,431,701	28,553,408	1.4%
		84,962,985	201,587,825	9.8%

Communications Equipment
Apple	700,000	2,876,770	91,196,000	4.4%
Cisco Systems	2,000,000	39,273,610	58,620,000	2.9%
Harris	390,000	11,806,300	30,895,800	1.5%
		53,956,680	180,711,800	8.8%

Information Services
Gartner¹	250,000	6,468,834	21,870,000	1.1%

Infrastructure Software
Akamai Technologies¹	1,000,000	21,444,890	76,270,000	3.7%
Oracle	650,000	12,885,855	28,268,500	1.4%
		34,330,745	104,538,500	5.1%

IT Services
Convergys	511,033	5,901,758	12,688,949	0.6%
Infosys ADS	800,000	15,451,755	25,496,000	1.3%
		21,353,513	38,184,949	1.9%

Semiconductor Devices
Qualcomm	800,000	30,482,851	55,744,000	2.7%
SanDisk	370,000	15,992,445	25,300,600	1.2%
Xilinx	600,000	14,947,540	28,452,000	1.4%
		61,422,836	109,496,600	5.3%

Semiconductor Manufacturing
ASML	385,000	14,279,290	43,235,500	2.1%
Taiwan Semiconductor ADS	1,243,297	12,977,323	30,187,251	1.5%
		27,256,613	73,422,751	3.6%

		289,752,206	729,812,425	35.6%

Total investments		$886,839,906	1,980,606,192	96.5%
Other assets (net of liabilities)			71,039,621	3.5%
Total net assets			$2,051,645,813	100.0%
¹ Non-income producing security ADS: American Depositary Share

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2015	17

Amana Growth Fund

Statement of Assets and Liabilities
As of May 31, 2015

Assets
Investments in securities, at value (Cost $886,839,906)	$1,980,606,192
Cash	71,820,605
Dividends and income	3,104,530
Receivable for Fund shares sold	441,355
Total assets	2,055,972,682
Liabilities
Payable for Fund shares redeemed	2,189,373
Payable to affiliates	1,429,389
Accrued expenses	565,197
Accrued distribution fee	142,910
Total liabilities	4,326,869
Net Assets	$2,051,645,813

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$873,646,938
Undistributed net investment income	4,986,281
Accumulated net realized gain	79,246,308
Unrealized net appreciation on investments	1,093,766,286
Net assets applicable to Fund shares outstanding	$2,051,645,813

Net asset value per Investor Share	AMAGX
Net assets, at value	$1,879,364,988
Shares outstanding	53,480,496
Net asset value, offering and redemption price per share	$35.14

Net asset value per Institutional Share	AMIGX
Net assets, at value	$172,280,825
Shares outstanding	4,898,585
Net asset value, offering and redemption price per share	$35.17

Statement of Operations
Year ended May 31, 2015

Investment income
Dividends (Net of foreign taxes of $1,149,206)	$29,647,899
Miscellaneous income	1,283
Gross investment income	29,649,182
Expenses
Investment adviser fees	16,227,410
Distribution fees — Investor Shares	4,771,835
Printing and postage	243,643
Custodian fees	98,815
Professional fees	76,032
Chief Compliance Officer expenses	61,204
Shareowner servicing fees
Investor Shares	50,683
Institutional Shares	471
Retirement plan custodial fees
Investor Shares	48,854
Institutional Shares	961
Filing and registration fees	46,389
Trustee fees	46,387
Other expenses	43,353
Total gross expenses	21,716,037
Less custodian fee credits	(98,815)
Net expenses	21,617,222
Net investment income	$8,031,960

Net realized gain from investments and foreign currency	$118,055,198
Net increase in unrealized appreciation on investments	115,743,917
Net gain on investments	$233,799,115

Net increase in net assets resulting from operations	$241,831,075

18	Annual Report May 31, 2015	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2015	Year ended May 31, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$8,031,960	$8,291,052
Net realized gain on investments	118,055,198	137,821,923
Net increase in unrealized appreciation	115,743,917	196,858,647
Net increase in net assets	241,831,075	342,971,622
Distributions to shareowners from
Net investment income
Investor Shares	(6,722,769)	(11,635,832)
Institutional Shares	(693,260)	(609,800)
Capital gains distribution
Investor Shares	(111,656,473)	(51,193,840)
Institutional Shares	(8,102,328)	(2,115,063)
Total distributions	(127,174,830)	(65,554,535)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	186,888,320	190,970,742
Institutional Shares	97,569,175	104,194,038
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	117,145,551	61,346,142
Institutional Shares	8,779,126	2,724,863
Cost of shares redeemed
Investor Shares	(424,752,433)	(819,692,814)
Institutional Shares	(33,175,504)	(17,646,209)
Net decrease in net assets	(47,545,765)	(478,103,238)
Total increase (decrease) in net assets	67,110,480	(200,686,151)

Net assets
Beginning of year	1,984,535,333	2,185,221,484
End of year	2,051,645,813	1,984,535,333

Undistributed net investment income	$4,986,281	$4,370,381

Shares of the Fund sold and redeemed
Investor Shares (AMAGX)
Number of shares sold	5,390,714	6,162,094
Number of shares issued in reinvestment of dividends and distributions	3,419,310	1,917,069
Number of shares redeemed	(12,232,526)	(26,443,072)
Net decrease in number of shares outstanding	(3,422,502)	(18,363,909)

Institutional Shares (AMIGX)
Number of shares sold	2,762,257	3,301,054
Number of shares issued in reinvestment of dividends and distributions	256,175	85,205
Number of shares redeemed	(959,214)	(546,892)
Net increase in number of shares outstanding	2,059,218	2,839,367

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2015	19

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2015	2014	2013	2012	2011
Net asset value at beginning of year	$33.22	$29.03	$25.32	$26.07	$21.19
Income from investment operations
Net investment income	0.13¹	0.12¹	0.13	0.06	0.02
Net gains (losses) on securities (both realized and unrealized)	4.02	5.10	3.65	(0.80)	4.88
Total from investment operations	4.15	5.22	3.78	(0.74)	4.90
Less distributions
Dividends (from net investment income)	(0.13)	(0.19)	(0.07)	(0.01)	(0.02)
Distributions (from capital gains)	(2.10)	(0.84)	-	-	-
Total distributions	(2.23)	(1.03)	(0.07)	(0.01)	(0.02)
Paid-in capital from early redemption fees	n/a	n/a	0.00²	0.00²	0.00²

Net asset value at end of year	$35.14	$33.22	$29.03	$25.32	$26.07

Total Return	12.66%	18.12%	14.94%	(2.84)%	23.10%

Ratios / supplemental data
Net assets ($000), end of year	$1,879,365	$1,890,187	$2,185,221	$2,195,225	$2,210,268
Ratio of expenses to average net assets
Before custodian fee credits	1.08%	1.10%	1.11%	1.13%	1.14%
After custodian fee credits	1.08%	1.09%	1.11%	1.13%	1.14%
Ratio of net investment income after custodian fee credits to average net assets	0.38%	0.39%	0.44%	0.23%	0.07%
Portfolio turnover rate	0%	0%	1%	12%	5%

Institutional Shares (AMIGX)	Year ended	Period ended³
Selected data per share of outstanding capital stock throughout each year:	May 31, 2015	May 31, 2014
Net asset value at beginning of year	$33.23	$30.45
Income from investment operations
Net investment income	0.25¹	0.16¹
Net gains on securities (both realized and unrealized)	3.97	3.70
Total from investment operations	4.22	3.86
Less distributions
Dividends (from net investment income)	(0.18)	(0.24)
Distributions (from capital gains)	(2.10)	(0.84)
Total distributions	(2.28)	(1.08)

Net asset value at end of year	$35.17	$33.23

Total Return	12.88%	12.82%[4]

Ratios / supplemental data
Net assets ($000), end of year	$172,281	$94,349
Ratio of expenses to average net assets
Before custodian fee credits	0.83%	0.87%[5]
After custodian fee credits	0.83%	0.87%[5]
Ratio of net investment income after custodian fee credits to average net assets	0.65%	0.70%[5]
Portfolio turnover rate	0%	0%

¹ Calculated using average shares outstanding
² Amount is less than $0.01
³ Operations commenced on 09/25/2013
4 Not annualized
5 Annualized

20	Annual Report May 31, 2015	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Performance Summary

(unaudited)

Average Annual Returns as of May 31, 2015

	1 Year	5 Year	10 Year	Expense Ratio¹
Investor Shares (AMDWX)	-5.24%	0.39%	n/a	1.59%
Institutional Shares (AMIDX)²	-4.96%	n/a	n/a	1.40%
MSCI Emerging Markets Index	-0.01%	4.29%	8.76%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2009, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares the Fund would have risen to $10,358 versus $14,767 in the Index. Please note that investors cannot invest directly in the index.

The Amana Developing World Fund commenced operations September 28, 2009.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated August 15, 2014, and incorporates results for the fiscal year ended May 31, 2014. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The primary objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
MercadoLibre	3.5%	Telecom Carriers	11.9%	█
Western Digital	3.0%	Packaged Food	8.5%	█
VF Corp	2.9%	Health Care Facilities	5.7%	█
Aspen Pharmacare	2.9%	Power Generation	5.5%	█
Aboitiz Power	2.7%	Household Products	5.2%	█
Mead Johnson Nutrition	2.6%	Computer Hardware & Storage	5.1%	█
Bangkok Dusit Medical Services	2.4%	E-Commerce Discretionary	3.5%	█
SM Prime Holdings	2.4%	Specialty Pharma	3.1%	█
Clicks Group	2.3%	Apparel, Footwear & Accessory Design	2.9%	█
Baidu ADS	2.3%	Generic Pharma	2.9%	█
		Real Estate Owners & Developers	2.4%	█
		Utility Networks	2.4%	█
		Food & Drug Stores	2.3%	█
		Internet Media	2.3%	█
		Islamic Banking	2.1%	█
		Other industries < 2%	17.4%	█
		Cash and equivalents	16.8%	█

Annual Report May 31, 2015	21

Amana Developing World Fund: Discussion of Fund Performance

Fiscal Year 2015

For the fiscal year ended May 31, 2015, the Amana Developing World Fund Investor shares returned -5.24% (versus -0.17% the year before). The Fund's annual return underperformed the MSCI Emerging Markets Index, which returned -0.01%. The new Amana Developing World Fund Institutional shares returned -4.96% during the same period.

While income is not an investment objective, the Fund paid a qualified income dividend (2¢ per share for Investor shares and 4¢ per share for Institutional shares) in December 2014. The net expense ratio of Amana Developing World Investor shares was 1.48% versus 1.54% for the year before. The reduced-expense goal for the Institutional shares was achieved with a 1.18% ratio versus 1.35% (annualized) for the year before. The Fund remains small, but is growing as total net assets increased 4.65% during fiscal 2015.

Factors Affecting Past Performance

Emerging markets continued to suffer from highly volatile conditions in fiscal 2015 due to a variety of factors. The repercussions of Russia's annexation of Crimea and adventurism in Ukraine combined with the re-emergence of Greek debt concerns battered the prospects of many Eastern European companies. In Latin America, the re-election of Brazil's President Rousseff was quickly followed by a barrage of corruption accusations and investigations concerning state-owned Petrobras — accusations that covered a period of time when the president ran the company. Her popularity and the country's economic performance both plummeted. Argentina continued its long period of economic mismanagement, while Venezuela extended its economic meltdown. Before too long it may become a barter economy. Southeast Asia is generally considered one of the better managed emerging market regions, but even there falling commodity prices and bickering governments have led to policy gridlock and economic underperformance. No discussion of emerging markets would be complete without reference to China's anti-corruption crackdown that has significantly curtailed activity in many consumer-related sectors, especially at the higher end of the price spectrum. China's stock market has also treated us to a remarkable display of volatility as it roared to life last summer after five years of trending down, more than doubling during the fiscal year before abruptly plummeting in mid-June 2015.

While various regions have their specific idiosyncrasies, one common thread has been a significant weakening of their currencies against the USD (China excepted). Russia, Turkey, and Brazil experienced 25-50% depreciation during the fiscal year, while Mexico, South Africa, Indonesia, and Malaysia saw their currencies drop 10-20% relative to the US dollar. Such conditions are difficult for dollar-based investors.

Amana Developing World Fund seeks to profit from long-term growth in financially sound companies that are based in or have significant exposure to developing countries. Investment decisions are made according to Islamic principles. The fund diversifies its investments across the countries of the developing world, industries, and companies and generally follows a value investment style.

At least 5% of the portfolio is invested in companies headquartered in each of China, the Philippines, Indonesia, Malaysia, Thailand, South Africa, Turkey, Brazil, and the United States. More than 5% of the portfolio is invested in each of the following industries: Telecommunications Carriers, Packaged Food, Health Care Facilities, Power Generation, Household Products, and Computer Hardware & Storage. Telecommunication Services is our largest sector and did not perform well during the year. Since these are domestically focused businesses, returns were affected by currency declines. Packaged Food was also weak with currencies again playing a role. M. Dias Branco, a Brazilian pasta and cookie producer, had been a strong performer in previous years but suffered with the downturn in Brazil. On the other hand, our largest position, Argentina-based MercadoLibre, was our strongest performer during the year despite doing most of its business in Brazil. Health Care performed well with our Thai and Malaysian hospital stocks all providing positive returns.

During 2015, the Fund's conservative approach to emerging market investing meant that it continued to keep an unusually high proportion of its assets in cash.

Looking Forward

Conditions for emerging markets remain precarious with the biggest wild card being the arrival of US rate hikes. The mere mention of such a possibility caused the "taper tantrum" in 2013 as the prospect of an end to US quantitative easing spread the fear of reduced capital flows into emerging market debt and equity markets. Were the Federal Reserve to actually begin tightening, the immediate reaction could be sharp and not to investors' advantage. Ultimately, however, a return to a more normalized monetary stance would imply better economic performance and possibly a stronger market for imported manufactured goods. Despite the Greek imbroglio, the economic outlook for Europe has also been improving, which would benefit emerging markets exporters. Finally, the currency declines of the past 24 months have been painful for dollar-based investors but have made many emerging markets countries more competitive. Even with falling commodity prices, the strengthened dollar, in which most commodities are priced, implies better domestic prices for commodity exports. It's been a rocky road and we can certainly expect further bumps along the way, but conditions could develop that favor a rebound in emerging market economies over the next 12 months.

22	Annual Report May 31, 2015

Amana Developing World Fund: Schedule of Investments

Common Stocks — 83.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Baidu ADS²	3,500	$241,481	$690,900	China³	2.3%

Telecom Carriers
Advanced Info Service	79,000	618,501	548,223	Thailand	1.9%
Axiata Group	295,000	610,256	529,073	Malaysia	1.8%
MTN Group	28,000	531,479	495,145	South Africa	1.7%
Telefonica Brasil ADS	15,000	371,442	211,050	Brazil	0.7%
Telekomunikasi Indonesia ADS	15,000	540,800	648,900	Indonesia	2.2%
Telenor	28,000	583,414	631,781	Malaysia³	2.1%
Turkcell Iletisim Hizmetleri ADS	40,000	585,250	440,800	Turkey	1.5%
		3,841,142	3,504,972		11.9%

		4,082,623	4,195,872		14.2%

Consumer Discretionary

Apparel, Footwear & Accessory Design
VF Corp	12,000	310,438	845,160	United States	2.9%

Automobiles
Ford Otomotiv Sanayi	40,000	378,513	535,548	Turkey	1.8%

E-Commerce Discretionary
MercadoLibre	7,000	500,586	1,015,910	Brazil³	3.5%

Educational Services
Kroton Educacional	100,000	651,532	364,373	Brazil	1.2%

		1,841,069	2,760,991		9.4%

Consumer Staples

Agricultural Producers
IOI	300,000	329,545	326,343	Malaysia	1.1%

Food & Drug Stores
Clicks Group	98,000	596,646	693,632	South Africa	2.3%

Household Products
Colgate-Palmolive	8,000	348,010	534,320	United States	1.8%
Kimberly-Clark de Mexico	160,000	488,255	362,104	Mexico	1.2%
Unilever ADS	14,700	592,155	649,005	United Kingdom	2.2%
		1,428,420	1,545,429		5.2%

Packaged Food
Danone ADS	37,000	510,811	509,120	France	1.7%
Indofood CBP Sukses Makmur	520,000	493,960	553,728	Indonesia	1.9%
M. Dias Branco	19,200	586,403	525,269	Brazil	1.8%
Mead Johnson Nutrition	7,900	532,326	768,670	United States	2.6%
Tiger Brands	6,000	199,013	138,372	South Africa	0.5%
		2,322,513	2,495,159		8.5%

		4,677,124	5,060,563		17.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2015	23

Amana Developing World Fund: Schedule of Investments

Common Stocks — 83.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy

Exploration & Production
CNOOC ADS	3,300	$608,321	$514,800	China	1.8%

Integrated Oils
China Petroleum & Chemical ADS	1,040	69,690	91,177	China	0.3%
Sasol ADS	10,000	494,222	354,700	South Africa	1.2%
		563,912	445,877		1.5%

Midstream-Oil & Gas
Petronas Gas	70,000	449,259	418,026	Malaysia	1.4%

		1,621,492	1,378,703		4.7%

Financials

Islamic Banking
BIMB Holdings	531,000	650,958	589,207	Malaysia	2.0%

Real Estate Owners & Developers
SM Prime Holdings	1,610,000	619,395	694,417	Philippines	2.4%

		1,270,353	1,283,624		4.4%

Health Care

Generic Pharma
Aspen Pharmacare	28,000	453,298	841,069	South Africa	2.9%

Health Care Facilities
Bangkok Dusit Medical Services	1,250,000	368,757	715,995	Thailand	2.4%
IHH Healthcare	300,000	391,875	476,879	Malaysia	1.6%
KPJ Healthcare	444,666	402,508	512,630	Malaysia	1.7%
		1,163,140	1,705,504		5.7%

Health Care Services
WuXi PharmaTech Cayman ADR²	12,300	434,192	529,146	China	1.8%

Medical Devices
Mindray Medical International ADS	13,000	440,442	350,610	China³	1.2%

Specialty Pharma
Genomma Lab Internacional²	273,500	615,641	299,273	Mexico	1.0%
Kalbe Farma	4,500,000	400,361	625,450	Indonesia	2.1%
		1,016,002	924,723		3.1%

		3,507,074	4,351,052		14.7%

Industrials

Agricultural Machinery
Turk Traktor ve Ziraat Makineleri	18,000	599,297	503,336	Turkey	1.7%

Infrastructure Construction
CCR	32,000	192,106	157,675	Brazil	0.5%
Jasa Marga	700,000	432,059	342,181	Indonesia	1.2%
		624,165	499,856		1.7%

		1,223,462	1,003,192		3.4%

Continued on next page.

24	Annual Report May 31, 2015	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

Common Stocks — 83.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials

Cement & Aggregates
Semen Indonesia	440,000	$530,506	$446,978	Indonesia	1.5%

Precious Metal Mining
Alamos Gold	32,500	500,025	212,729	Mexico³	0.7%

		1,030,531	659,707		2.2%

Technology

Computer Hardware & Storage
Lenovo Group	400,000	577,082	632,740	China	2.1%
Western Digital	9,000	363,962	876,240	Thailand³	3.0%

		941,044	1,508,980		5.1%

Utilities

Power Generation
Aboitiz Power	815,000	711,370	785,055	Philippines	2.7%
Manila Electric	80,000	517,224	504,456	Philippines	1.7%
PGE	60,000	300,164	328,021	Poland	1.1%
		1,528,758	1,617,532		5.5%

Utility Networks
Enersis ADS	10,000	215,250	170,100	Chile	0.6%
Hong Kong & China Gas ADS	220,000	496,666	525,800	China	1.8%
		711,916	695,900		2.4%

		2,240,674	2,313,432		7.9%

Total Common Stock		22,435,446	24,516,116		83.1%

Warrants — 0.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Islamic Banking
BIMB Holdings Warrants²	80,000	-	8,292	Malaysia	0.1%

			8,292		0.1%

Health Care

Health Care Facilities
KPJ Healthcare Warrants²	29,332	-	4,961	Malaysia	0.0%4

			4,961		0.0%4

Total Warrants			13,253		0.1%

Total investments		$22,435,446	24,529,369		83.2%
Other assets (net of liabilities)			4,963,424		16.8%
Total assets			$29,492,793		100.0%

¹ Country of domicile unless otherwise indicated
² Non-Income producing security
³ Denotes a country or region of primary exposure
[4] Amount is less than 0.05%

ADS: American Depositary Share
ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2015	25

Amana Developing World Fund: Schedule of Investments

Countries

26	Annual Report May 31, 2015	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statement of Assets and Liabilities
As of May 31, 2015

Assets
Investments in securities, at value (Cost $22,435,446)	$24,529,369
Cash	4,934,943
Dividends and income	88,562
Receivable for Fund shares sold	9,357
Total assets	29,562,231
Liabilities
Accrued expenses	38,910
Payable to affiliates	28,074
Accrued distribution fee	1,616
Payable for Fund shares redeemed	838
Total liabilities	69,438
Net Assets	$29,492,793

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$30,081,882
Undistributed net investment income	102,576
Accumulated net realized loss	(2,784,851)
Unrealized net appreciation on investments	2,093,186
Net assets applicable to Fund shares outstanding	$29,492,793

Net asset value per Investor Share	AMDWX
Net assets, at value	$21,050,869
Shares outstanding	2,045,254
Net asset value, offering and redemption price per share	$10.29

Net asset value per Institutional Share	AMIDX
Net assets, at value	$8,441,924
Shares outstanding	817,189
Net asset value, offering and redemption price per share	$10.33

Statement of Operations
Year ended May 31, 2015

Investment income
Dividends (Net of foreign taxes of $87,632)	$592,859
Miscellaneous income	123
Gross investment income	592,982
Expenses
Investment adviser fees	281,687
Distribution fees — Investor Shares	55,330
Filing and registration fees	37,983
Printing and postage	19,532
Custodian fees	16,627
Professional fees	7,922
Retirement plan custodial fees
Investor Shares	7,771
Institutional Shares	37
Shareowner servicing fees
Investor Shares	4,797
Institutional Shares	56
Chief Compliance Officer expenses	857
Trustee fees	739
Other expenses	628
Total gross expenses	433,966
Less custodian fee credits	(16,627)
Net expenses	417,339
Net investment income	$175,643

Net realized loss from investments and foreign currency	$(1,305,102)
Net decrease in unrealized appreciation on investments and foreign currency	(529,066)
Net loss on investments	$(1,834,168)

Net decrease in net assets resulting from operations	$(1,658,525)

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2015	27

Amana Developing World Fund

Statements of Changes in Net Assets	Year ended May 31, 2015	Year ended May 31, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$175,643	$37,788
Net realized loss on investments	(1,305,102)	(823,044)
Net increase (decrease) in unrealized appreciation	(529,066)	821,549
Net increase (decrease) in net assets	(1,658,525)	36,293
Distributions to shareowners from
Net investment income
Investor Shares	(42,212)	(83,707)
Institutional Shares	(28,411)	(19,987)
Total distributions	(70,623)	(103,694)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	7,770,745	9,662,307
Institutional Shares	3,308,659	7,435,765
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	42,030	83,422
Institutional Shares	28,411	19,987
Cost of shares redeemed
Investor Shares	(6,246,491)	(13,758,910)
Institutional Shares	(1,862,132)	(102,587)
Net increase in net assets	3,041,222	3,339,984
Total increase in net assets	1,312,074	3,272,583

Net assets
Beginning of year	28,180,719	24,908,136
End of year	29,492,793	28,180,719

Undistributed net investment income	$102,576	$15,151

Shares of the Fund sold and redeemed
Investor Shares (AMDWX)
Number of shares sold	716,042	909,412
Number of shares issued in reinvestment of dividends and distributions	3,954	7,915
Number of shares redeemed	(584,247)	(1,284,802)
Net increase (decrease) in number of shares outstanding	135,749	(367,475)

Institutional Shares (AMIDX)
Number of shares sold	306,839	687,152
Number of shares issued in reinvestment of dividends and distributions	2,668	1,894
Number of shares redeemed	(171,257)	(10,107)
Net increase in number of shares outstanding	138,250	678,939

28	Annual Report May 31, 2015	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2015	2014	2013	2012	2011
Net asset value at beginning of year	$10.88	$10.94	$9.90	$10.88	$10.16
Income from investment operations
Net investment income (loss)	0.05¹	0.01¹	0.06	(0.01)	(0.06)
Net gains (losses) on securities (both realized and unrealized)	(0.62)	(0.03)	0.98	(0.96)	0.78
Total from investment operations	(0.57)	(0.02)	1.04	(0.97)	0.72
Less distributions
Dividends (from net investment income)	(0.02)	(0.04)	-	(0.01)	-
Total distributions	(0.02)	(0.04)	-	(0.01)	-
Paid-in capital from early redemption fees	n/a	n/a	0.00²	0.00²	0.00²

Net asset value at end of year	$10.29	$10.88	$10.94	$9.90	$10.88

Total Return	(5.24)%	(0.17)%	10.51%	(8.94)%	7.09%

Ratios / supplemental data
Net assets ($000), end of year	$21,051	$20,775	$24,908	$18,073	$15,839
Ratio of expenses to average net assets
Before custodian fee credits	1.54%	1.59%	1.54%	1.63%	1.61%
After custodian fee credits	1.48%	1.54%	1.51%	1.61%	1.60%
Ratio of net investment income (loss) after custodian fee credits to average net assets	0.50%	0.06%	0.67%	(0.10)%	(0.63)%
Portfolio turnover rate	14%	11%	4%	12%	2%

Institutional Shares (AMIDX)	Year ended	Period ended³
Selected data per share of outstanding capital stock throughout each year:	May 31, 2015	May 31, 2014
Net asset value at beginning of year	$10.91	$10.87
Income from investment operations
Net investment income	0.09¹	0.05¹
Net gains on securities (both realized and unrealized)	(0.63)	0.03
Total from investment operations	(0.54)	0.08
Less distributions
Dividends (from net investment income)	(0.04)	(0.04)
Total distributions	(0.04)	(0.04)

Net asset value at end of year	$10.33	$10.91

Total Return	(4.96)%	0.75%[4]

Ratios / supplemental data
Net assets ($000), end of year	$8,442	$7,406
Ratio of expenses to average net assets
Before custodian fee credits	1.24%	1.40%[5]
After custodian fee credits	1.18%	1.35%[5]
Ratio of net investment income after custodian fee credits to average net assets	0.86%	0.64%[5]
Portfolio turnover rate	14%	11%

¹ Calculated using average shares outstanding
² Amount is less than $0.01
³ Operations commenced on 09/25/2013
4 Not annualized
5 Annualized

The accompanying notes are an integral part of these financial statements.	Annual Report May 31, 2015	29

Notes To Financial Statements

Note 1 — Organization

Amana Mutual Funds Trust (the "Trust") was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust ("Prior Trust") organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the successor to the corresponding series of the Prior Trust. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Three portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of each Fund were first offered September 25, 2013.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

  Rule 12b-1 expenses;
  Retirement plan custodial fees; and
  Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund's share classes. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

30	Annual Report May 31, 2015

Notes To Financial Statements (continued)

Share Valuation Inputs as of May 31, 2015
Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Income Fund
Common Stocks	$1,471,641,650¹	$-	$-	$1,471,641,650
Total Assets	$1,471,641,650	$-	$-	$1,471,641,650

Growth Fund
Common Stocks	$1,980,606,192¹	$-	$-	$1,980,606,192
Total Assets	$1,980,606,192	$-	$-	$1,980,606,192

Developing World Fund
Common Stocks
Communications	$1,991,650	$2,204,222	$-	$4,195,872
Consumer Discretionary	1,861,070	899,921	-	2,760,991
Consumer Staples	2,461,115	2,599,448	-	5,060,563
Energy	960,677	418,026	-	1,378,703
Financials	-	1,283,624	-	1,283,624
Health Care	879,756	3,471,296	-	4,351,052
Industrials	-	1,003,192	-	1,003,192
Materials	-	659,707	-	659,707
Technology	876,240	632,740	-	1,508,980
Utilities	695,900	1,617,532	-	2,313,432
Total Common Stocks	9,726,408	14,789,708	-	24,516,116

Warrants
Financials	-	8,292	-	8,292
Health Care	-	4,961	-	4,961
Total Warrants	-	13,253	-	13,253

Total Assets	$9,726,408	$14,802,961	$-	$24,529,369
During the period ended May 31, 2015, no Fund had transfers between Level 1 and Level 2. ¹ See the Schedule of Investments for additional details.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table above is a summary of the inputs used as of May 31, 2015, in valuing the Funds' investments carried at fair value.

Derivative instruments and hedging activities:
The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During a previous fiscal period, the Funds held positions in rights offerings as a result of actions taken by the board of directors of the underlying companies. Rights offerings are issued to existing shareowners of companies and allow shareowners to purchase additional company shares, generally at a discount to the current market price, prior to a set expiration date. As a result of exercising certain rights offerings, the Funds received warrants. Holders of warrants have the right to purchase additional securities directly from the issuer at a set exercise price, prior to a stated expiration date.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of May 31, 2015, by risk category are as follows:

Annual Report May 31, 2015	31

Notes To Financial Statements (continued)

Developing World Fund
Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Asset Derivatives
Investments in securities, at value	Warrants	13,253
	Total	$13,253

Statement of Operations Effects

Developing World Fund
Derivatives not designated as hedging instruments	Realized Gains	Unrealized Gains
Warrants	-	(8,413)
Total	$-	($8,413)

The average monthly notional amount of warrants during the fiscal period ended May 31, 2015 was $144,801.

Investment concentration:
The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 — 2014) or expected to be taken in the Funds' 2015 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV.

	Income Fund	Growth Fund	Developing World Fund
Undistributed net income	$(5,364)	$(31)	$(17,595)
Accumulated gains (losses)	$5,094	$31	$17,595
Paid-in capital	$270	$-	$-

Distributions to shareowners:
Dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Other:
Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Note 3 — Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital provides investment advisory services and certain other administrative and facilities required to conduct Trust business. For such services, each Fund pays an advisory fee of 0.95% on the first $500 million of a fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. For the fiscal year ended May 31, 2015, the Funds paid the following advisory fees to Saturna Capital:

Advisory Fees
Income Fund	$13,264,582
Growth Fund	16,227,410
Developing World Fund	281,687

32	Annual Report May 31, 2015

Notes To Financial Statements (continued)

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust for which each class of a Fund pays $0.25 per account per month. For the fiscal year ended May 31, 2015, the Funds paid the following transfer agent ("shareowner servicing") fees to Saturna Capital:

Shareowner Servicing Fees
Income Fund Investor Shares (AMANX)	$38,569
Income Fund Institutional Shares (AMINX)	463
Growth Fund Investor Shares (AMAGX)	50,683
Growth Fund Institutional Shares (AMIGX)	471
Developing World Fund Investor Shares (AMDWX)	4,797
Developing World Fund Institutional Shares (AMIDX)	56

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal year ended May 31, 2015, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) Fees
Income Fund Investor Shares (AMANX)	$3,666,354
Income Fund Institutional Shares (AMINX)	n/a
Growth Fund Investor Shares (AMAGX)	4,771,835
Growth Fund Institutional Shares (AMIGX)	n/a
Developing World Fund Investor Shares (AMDWX)	55,330
Developing World Fund Institutional Shares (AMIDX)	n/a

For the fiscal year ended May 31, 2015, Saturna Capital spent $3,808,585 from additional resources of its own, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended May 31, 2015, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees
Income Fund Investor Shares (AMANX)	$38,296
Income Fund Institutional Shares (AMINX)	1,238
Growth Fund Investor Shares (AMAGX)	48,854
Growth Fund Institutional Shares (AMIGX)	961
Developing World Fund Investor Shares (AMDWX)	7,771
Developing World Fund Institutional Shares (AMIDX)	37

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal year ended May 31, 2015, the Trust incurred trustee compensation expenses of $56,500, which is included in $87,357 of total expenses for the independent Trustees.

	Income Fund	Growth Fund	Developing World Fund
Trustee Fees	$27,391	$28,603	$506
Other Trustee expenses	12,840	17,784	233

The officers of the Trust are paid by Saturna Capital, and not the Trust, except for the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal year ended May 31, 2015, the Trust incurred the following related to the expense of its Chief Compliance Officer:

	Income Fund	Growth Fund	Developing World Fund
Chief Compliance Officer	$47,415	$61,204	$857

On May 31, 2015, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership
Income Fund Investor Shares (AMANX)	0.04%
Income Fund Institutional Shares (AMINX)	3.15%
Growth Fund Investor Shares (AMAGX)	0.02%
Growth Fund Institutional Shares (AMIGX)	3.34%
Developing World Fund Investor Shares (AMDWX)	1.36%
Developing World Fund Institutional Shares (AMIDX)	30.35%

Note 4 — Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal year ended May 31, 2015, and the year ended May 31, 2014, were as follows:

Income Fund	May 31, 2015	May 31, 2014
Ordinary income	$20,249,148	$26,624,057
Long-term capital gain²	13,720,162	-

Growth Fund	May 31, 2015	May 31, 2014
Ordinary income¹	7,416,029	13,498,551
Long-term capital gain²	119,758,801	52,055,982

Developing World Fund	May 31, 2015	May 31, 2014
Ordinary income¹	70,623	103,694

¹ By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

² Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

Annual Report May 31, 2015	33

Notes To Financial Statements (continued)

Note 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2015, were as follows:

	Income Fund	Growth Fund	Developing World Fund
Cost of investments	$748,669,606	$886,839,906	$22,435,446
Gross unrealized appreciation	723,505,428	1,096,291,931	4,600,541
Gross unrealized depreciation	(533,384)	(2,525,645)	(2,506,618)
Net unrealized appreciation	722,972,044	1,093,766,286	2,093,923

As of May 31, 2015, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$20,751
Accumulated capital gains	31,017,161
Tax accumulated earnings	31,037,912
Other accumulated losses	(4,633)
Unrealized appreciation	722,972,044
Total accumulated earnings	754,005,323

Growth Fund
Undistributed ordinary income	$4,986,281
Accumulated capital gains	79,246,308
Tax accumulated earnings	84,232,589
Unrealized appreciation	1,093,766,286
Total accumulated earnings	1,177,998,875

Developing World Fund
Undistributed ordinary income	$119,607
Tax accumulated earnings	119,607
Accumulated capital and other losses	(1,114,186)
Other accumulated losses	(1,687,696)
Unrealized appreciation	2,093,923
Other unrealized losses	(737)
Total accumulated losses	(589,089)

At May 31, 2015, the Funds had the following capital loss carryforwards, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund
Capital loss carryforwards expiring 2019	$-	$-	$19,458
Short-term loss carryforwards unlimited expiration	-	-	412,735
Long-term loss carryforwards unlimited expiration	-	-	681,993
Total capital loss carryforwards	-	-	1,114,186
Post-October loss deferral¹	4,633	-	1,670,665
Late year loss deferral²	-	-	17,031

¹ Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

² Net ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

Note 6 — Investments

During the fiscal year ended May 31, 2015, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$-	$176,111,212
Growth Fund	1,323,624	195,000,359
Developing World Fund	6,347,328	3,385,847

Note 7 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. For the fiscal year ended May 31, 2015, such reductions were as follows:

	Income Fund	Growth Fund	Developing World Fund
Custodian Fee Credits	$77,317	$98,815	$16,627

Note 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

34	Annual Report May 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, as of May 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 29, 2015

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

Annual Report May 31, 2015	35

Expenses

(unaudited)

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 to May 31, 2015).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2014]	Ending Account Value [May 31, 2015]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Investor Shares (AMANX), Actual	$1,000.00	$1,006.80	$5.60	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.33	$5.65	1.12%
Institutional Shares (AMINX), Actual	$1,000.00	$1,008.10	$4.42	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.45	0.88%

Growth Fund
Investor Shares (AMAGX), Actual	$1,000.00	$1,016.40	$5.44	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.53	$5.45	1.08%
Institutional Shares (AMIGX), Actual	$1,000.00	$1,017.10	$4.14	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.14	0.82%

Developing World Fund
Investor Shares (AMDWX), Actual	$1,000.00	$933.90	$7.16	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.53	$7.46	1.48%
Institutional Shares (AMIDX), Actual	$1,000.00	$935.90	$6.00	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.73	$6.26	1.24%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2014, through May 31, 2015), multiplied by the average account value over the period, multiplied by 182/365 to reflect the semi-annual period.

36	Annual Report May 31, 2015

Trustees and Officers

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
(photo omitted)	M. Yaqub Mirza, PhD (68) 1300 N. State Street Bellingham, WA 98225

Chairman (since 2014);

Independent Trustee (since 2009);

Vice Chairman (2009 to 2014);

Independent Trustee (1987 to 2003);

Chairman (2000 to 2003);

Executive Committee (Chairman);

Audit and Compliance Committee;

Three

			CEO, Sterling Management Group, Inc. (financial services)	None
(photo omitted)	Iqbal J. Unus, PhD (71) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 1989); Governance, Compensation and Nominations Committee (Chairman); Three	Adviser, The Fairfax Institute at the International Institute of Islamic Thought	None
(photo omitted)	Miles K. Davis, PhD (55) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2008); Executive Committee; Audit and Compliance Committee; Three

Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business,
Shenandoah University;

Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University

None
(photo omitted)	Ronald H. Fielding MA, MBA, CFA (66) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2012); Audit and Compliance Committee (Chairman, Financial Expert); Twelve	Director, ICI Mutual Insurance Company	Saturna Investment Trust
INTERESTED TRUSTEE
(photo omitted)	Nicholas F. Kaiser, MBA, CFA (69) 1300 N. State Street Bellingham, WA 98225	President, Trustee¹ (since 1989); Executive Committee; Governance, Compensation and Nominations Committee; Twelve	Chairman, Saturna Capital Corporation (the Trust's investment adviser); Chairman, Saturna Trust Company Former Director, Saturna Brokerage Services	Saturna Investment Trust

Annual Report May 31, 2015	37

Trustees and Officers (continued)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
OFFICERS WHO ARE NOT TRUSTEES
(photo omitted)	Jane Carten MBA (40) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2012); N/A	President, Chief Executive Officer, and Director, Saturna Capital Corporation; President and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Christopher R. Fankhauser (43) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Ethel B. Bartolome (42) 1300 N. State Street Bellingham, WA 98225	Secretary¹ (since 2003); N/A	Corporate Administrator and Secretary, Saturna Capital Corporation; Secretary, Saturna Trust Company	N/A
(photo omitted)	Michael E. Lewis (53) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds.	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, retirement, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital Corporation at 1-800-728-8762, includes additional information about Trustees.

On May 31, 2015, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership
Income Fund Investor Shares (AMANX)	0.04%
Income Fund Institutional Shares (AMINX)	3.15%
Growth Fund Investor Shares (AMAGX)	0.02%
Growth Fund Institutional Shares (AMIGX)	3.34%
Developing World Fund Investor Shares (AMDWX)	1.36%
Developing World Fund Institutional Shares (AMIDX)	30.35%

During the year ended May 31, 2015, the Independent Trustees were each paid by the Trust: (1) $8,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2015, all Trustees owned shares in one or more Amana Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Trust's portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month an Amana portfolio earns a 4 or 5 star rating from Morningstar (see pages 2 and 4). The officers are paid by Saturna Capital and not the Trust. As of May 31, 2015, all Saturna Capital employees listed above as officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) over $10 million.

¹ Holds the same position with Saturna Investment Trust.

38	Annual Report May 31, 2015

Renewal of Investment Advisory Contract

During their meeting on September 15, 2014, Amana's Trustees discussed the Trust's various operating agreements. The Trustees focused on renewing the agreements with Saturna Capital Corporation, discussing the nature, extent, and quality of the services provided by Saturna. The Trustees considered that the Funds offer a full range of high-quality investor services, including unique services for Islamic investors. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its investments in premises, personnel, training, and equipment to meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff.

The Trustees found that the long-term investment performance of the Funds, both in absolute numbers and relative to peers, was impressive, despite their risk-averse investment style. The Trustees also took into consideration Saturna's investment style in considering the Funds' short and intermediate term performance and noted that the Funds were managed for the long term. The Trustees found that Saturna continued to manage the Funds in a manner that is not only acceptable to Islamic investors but also highly attractive to all kinds of long-term equity investors. They understood that Islamic restrictions increase Saturna's research expenses and obligations and impose major constraints on Saturna's selection of portfolio investments.

The Trustees noted, in particular, that the strong performance of the Funds has been recognized by independent advisory organizations. As of May 31, 2014, Amana Income and Amana Growth maintained strong performance rankings in their respective mutual fund categories. Amana Income Fund ranked #2 (out of 156 similar funds) in Lipper's Equity Income category for 10-year performance. Amana Growth Fund ranked #16 (out of 264 funds) in Lipper's Multi-Cap Growth category for 10-year performance. Amana Developing World Fund ranked #146 (out of 461 funds) in Lipper's Emerging Markets category for 3-year performance.

The Trustees noted that as of May 31, 2014, Amana Income, Amana Growth and Amana Developing World all received Morningstar's "Four Star" Overall rating. Morningstar's analysts continue to award both Amana Growth and Amana Income "Silver Shield" ratings.

The Trustees reviewed the fees and expenses of the Funds. They found each Fund's advisory fees and expense ratios to be comparable to funds in its peer group and to be fair given the size of each Fund, the services provided, the volume of transaction orders processed by the adviser, and the expenses incurred by the adviser. They noted that "revenue sharing" (payments from Saturna's own resources) paid to unaffiliated intermediaries helped make the Funds widely available and popular with investors. The Trustees recognized that the Funds' positive performance record had likely contributed to their asset size, which resulted in lower expense ratios due to rising costs being spread over a larger asset base. The Trustees also took note of the costs borne by Saturna in subsidizing operations of the Amana Developing World Fund.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability as related to management and administration of the Funds. They discussed the reasonableness of Saturna's profitability with respect to each of the Funds as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services. The Trustees noted the milestone of twenty-five years of dedicated service provided to Amana shareowners by Saturna Capital.
The Trustees considered the extent to which advisory fees paid to the Adviser reflect economies of scale. The Trustees noted that as the Funds have grown, the Adviser has voluntarily undertaken to include breakpoints within the advisory fee structures. Fee breakpoints lower the operating expenses and expense ratios of the Funds. They also demonstrate that the benefits of economies of scale are being shared with shareowners. The Trustees also noted the successful introduction of low-cost Institutional shares.

The Trustees considered and compared the fees charged by Saturna to other kinds of accounts, including non-mutual fund clients. The Trustees considered how the various services provided to those other accounts, which include Saturna's investment management, research, and customer service operations performed for those accounts, benefit the Funds.

The Trustees considered potential benefits to Saturna from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios. In fact, Saturna voluntarily waives brokerage commissions for Fund portfolio trades executed through its affiliated broker, at a considerable cost to Saturna, resulting in significant savings to Fund shareowners. The Trustees noted no float income, free credit balances, or other Saturna profits attributable to the existence of the Funds.

The Trustees concluded that the fees paid by the Funds to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the agreements of Amana Growth Fund, Amana Income Fund, and Amana Developing World Funds with Saturna Capital Corporation.

Annual Report May 31, 2015	39

Availability of Quarterly Portfolio Information

(1) The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

(logo omitted)
Saturna Capital
1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.amanafunds.com

Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
Custodian	Bank of New York Mellon Brooklyn, NY
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC
This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

2. Code of Ethics
Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/code_of_ethics.shtml

3. Audit Committee Financial Expert
(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Ron Fielding, independent Trustee (as defined for investment companies), presently serves as financial expert.

4. Principal Accountant Fees and Services

(a) Audit Fees
For the fiscal years ending May 31, 2015, and 2014, the aggregate audit fees billed for professional services rendered by the principal accountant were $67,500 and $67,500, respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2015, and 2014.

(c) Tax Fees
For the fiscal years ending May 31, 2015 and 2014, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $11,100 and $11,100 respectively.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2015, and 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees
The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended May 31, 2015 and 2014 were:

Fiscal Year Ended
All other fees:	May 2015 $11,100	May 2014 $11,100

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended May 31, 2015 and 2014 were:

Fiscal Year Ended
All other fees:	May 2015 None	May 2014 None

(h) Registrant's Audit Committee
The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

5. Audit Committee of Listed Registrants

Not applicable.

6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 24, 2015, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

August 4, 2015
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

August 4, 2015
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

August 4, 2015
Date

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